SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

RIVIERA HOLDINGS CORPORATION
(exact name of registrant as specified in its charter)

Nevada	000-21430	88-0296885
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

2901 Las Vegas Boulevard
Las Vegas, Nevada	89109
(Address of principal office)	(Zip code)

Registrant's Telephone number,	(702) 794-9527
including area code

Item   7.      Financial Statements, Pro Forma Financial Information and Exhibits

    (a)        Not Applicable

    (b)        Not Applicable

    (c)        Exhibits

Item    9.      Regulation FD Disclouse and
Item  12.      Results of Operations and Fiancial Condition

On July 22, 2003, Riviera Holdings Corporation announced through a press release its second quarter, 2003, financial results. A copy of the press release disclosing those results is filed as an exhibit hereto.

Exhibit  99    Riviera Holdings Corporation Press Release dated July 22, 2003

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2003

RIVIERA HOLDINGS CORPORATION BY: /S/ Duane Krohn —————————————— Treasurer and CFO

EXHIBIT INDEX

Exhibit Number	Description
99	Riviera Holdings Corporation Press Release dated July 22, 2003.